                          Oppenheimer MidCap Fund/VA
                  Supplement dated November 13, 2008 to the
                       Prospectus dated April 29, 2008

This  supplement  amends the prospectus of Oppenheimer  MidCap Fund/VA (the
"Fund") dated April 29, 2008 and is in addition to the  supplement  dated August
29, 2008.

Effective  November  17,  2008,  the section "How the Fund Is Managed - The
Manager - Portfolio  Manager" beginning on page 8 is deleted in its entirety and is replaced by the following:

     Portfolio  Manager.  The Fund's  portfolio is managed by Ronald J. Zibelli,
Jr., who is primarily  responsible  for the day-to-day  management of the Fund's investments.

     Mr.  Zibelli,  CFA, has been a Vice President of the Manager since May 2006 and  portfolio  manager of the Fund since  November  2008.  Prior to joining the
Manager,  he was a Managing Director and Small Cap Growth Team Leader at Merrill
Lynch  Investment  Managers  from  February  2000 to May 2006.  Prior to joining
Merrill Lynch Investment  Managers,  Mr. Zibelli was a Senior Portfolio  Manager
(U.S.  Small Cap Equity) at Chase Asset  Management at Chase Manhattan Bank. Mr.
Zibelli  is  a  portfolio  manager  and  officer  of  other  portfolios  in  the
OppenheimerFunds complex.

November 13, 2008                                                   PS0620.005